            SCHEDULE 14A -- INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Premliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             HERITAGE COMMERCE CORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transactions computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

   (2) Form, Schedule or Registration Statement No.:

   (3) Filing Party:

   (4) Date Filed:

    (Amended by Sec Act Rel No. 7331; Exch Act Rel No. 37692, eff. 10/7/96.)

                             HERITAGE COMMERCE CORP

April 12, 2000

Dear Shareholder:

     We are pleased to enclose our 1999 Annual Report and Form 10K, Notice of 2000 Annual Meeting, Proxy Statement and Form of Proxy.

     You are cordially invited to attend the 2000 Annual Meeting of Shareholders, which will be held at 3:30 p.m. on Thursday, May 18, 2000, at Heritage Commerce Corp's offices, located at 150 Almaden Boulevard, San Jose, California 95113.

     The accompanying Notice of Annual Meeting and Proxy Statement provide information pertaining to the matters to be considered and acted upon at the Meeting.

     Your continued support is appreciated and we hope you will attend the Annual Meeting. Whether or not you are personally present, it is very important that your shares be represented at the Meeting. Accordingly, please sign, date, and mail the enclosed Proxy promptly. If you wish to vote in accordance with the Board of Directors' recommendations, it is not necessary to specify your choices. You may simply sign, date and return the enclosed proxy card.

Sincerely,


/s/ Brad L. Smith                                        /s/ John E. Rossell III
Brad L. Smith                                            John E. Rossell III
Chairman of the Board                                    President and Chief Executive Officer

                             HERITAGE COMMERCE CORP

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders of Heritage Commerce Corp ("Commerce Corp") will be held at Commerce Corp's offices, located at 150 Almaden Boulevard, San Jose, California 95113 on May 18, 2000, at 3:30 p.m., for the following purposes:

     1. To elect the following nominees to serve as directors of Commerce Corp until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified:

           Frank G. Bisceglia                       P. Michael Hunt
           James R. Blair                           John W. Larsen
           Arthur C. Carmichael, Jr.                Louis ("Lon") O. Normandin
           Richard L. Conniff                       Jack L. Peckham
           William J. Del Biaggio, Jr.              Robert W. Peters
           Anneke Dury                              Humphrey P. Polanen
           Tracey A. Enfantino                      John E. Rossell III
           Glenn A. George                          Kirk M. Rossmann
           Robert P. Gionfriddo                     Brad L. Smith

     2. To ratify the Board of Directors' selection of Deloitte & Touche LLP, independent certified public accountants, to serve as the Company's auditors for the fiscal year ending December 31, 2000.

     3. To consider and transact such other business as may properly be brought before the meeting.

     Shareholders of record at the close of business on April 3, 2000 are entitled to notice of and to vote at the meeting.

     Provisions of the Bylaws of Commerce Corp govern nominations for election of members of the Board of Directors, as follows:

     Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of any meeting called for the election of directors) are required to be made in writing and to be delivered or mailed to the president of the corporation by the later of: (i) the close of business 21 days prior to any meeting to stockholders called for the election of directors, or (ii) ten days after the date of mailing of notice of the meeting to stockholders. Such notification must contain the following information to the extent known to the notifying stockholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying stockholder; (e) the number of shares of capital stock of the corporation owned by the notifying stockholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying stockholder and the identities and locations of any such institutions;
(g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt; and (h) a statement regarding the nominee's compliance with Section 2.3 of these by-laws. The notification shall be signed by the nominating stockholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the Chairman of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure for in this paragraph was followed with respect to the nomination of the proposed nominee.

     All shareholders are cordially invited to attend the meeting in person. To ensure your representation at the meeting, you are requested to date, execute and return the enclosed proxy card, without delay, in the enclosed postage-paid envelope whether or not you plan to attend the meeting. Any shareholder present at the meeting may vote personally on all matters brought before the meeting. If you elect to vote personally at the meeting, your proxy will not be used.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Rebecca A. Levey
                                          Rebecca A. Levey
                                          Corporate Secretary

April 12, 2000
San Jose, California

                WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING,
                   PLEASE SIGN AND RETURN THE ENCLOSED PROXY
                    AS PROMPTLY AS POSSIBLE IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                                PROXY STATEMENT
                                       OF

                             HERITAGE COMMERCE CORP

                             150 ALMADEN BOULEVARD
                           SAN JOSE, CALIFORNIA 95113
                TELEPHONE (408) 947-6900     FAX (408) 947-6910

     This statement is furnished in connection with the solicitation of proxies to be used by the Board of Directors of Heritage Commerce Corp ("Commerce Corp") at the Annual Meeting of Shareholders of the Company to be held at the Company's offices, 150 Almaden Boulevard, San Jose, California, on May 18, 2000, at 3:30 p.m., and at any adjournments or postponements thereof ("Meeting").

     This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about April 12, 2000.

     A form of proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted by filing with the Corporate Secretary of Commerce Corp, an instrument revoking said proxy or a duly executed proxy bearing a later date. In addition, the powers of the proxyholders will be revoked if the person executing the proxy is present at the Meeting and advises the Chairman of his or her election to vote in person. Unless revoked, all shares represented by a properly executed proxy received prior to the Meeting will be voted as specified by each shareholder in the proxy. If no specifications are given by a shareholder, then the proxy will be voted in favor of election of nominees specified, the ratification of the Board's selection of independent accountants, and in favor of such other business as may properly come before the Meeting as described below.

     The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting and may include: action with respect to procedural matters pertaining to the conduct of the Meeting and election of any person to any office for which a bona fide nominee is named herein, if such nominee is unable to serve or for good cause will not serve.

     The enclosed proxy is being solicited by Commerce Corp's Board of Directors and the cost of the solicitation is being borne by Commerce Corp. The principal solicitation of proxies is being made by mail, although additional solicitation may be made by telephone, telegraph, facsimile or personal visits by directors, officers and employees of Commerce Corp and its subsidiary banks.

                             PURPOSE OF THE MEETING

     The Meeting is being held for the following purposes:

     1. To elect 18 directors (the entire Board of Directors) to serve until the next annual meeting of shareholders and until their successors shall be elected and qualified.

     2. To ratify the Board of Directors' selection of Deloitte & Touche LLP, independent certified public accountants, to serve as Commerce Corps' auditors for the fiscal year ending December 31, 2000.

     3. To consider and transact such other business as may properly be brought before the meeting.

                               VOTING SECURITIES

     Shareholders of record as of the close of business on April 3, 2000 ("Record Date") will be entitled to notice of and to vote at the Meeting. As of such date, the Company had 7,034,557 shares of common stock outstanding. Unless otherwise noted, all per share information has been adjusted to reflect a ten percent stock dividend paid to shareholders of record as of February 5, 1996, a five percent stock dividend paid to shareholders of record as of February 5, 1997, a three for two stock split paid to shareholders of record as of

August 1, 1997, a three for two stock split paid to shareholders of record as of February 5, 1999, and a ten percent stock dividend paid to shareholders of record as of February 7, 2000.

     Each shareholder of record is entitled to one vote, in person or by proxy, for each share held on all matters to come before the meeting, except that shareholders may have cumulative voting rights with respect to the election of directors.

     Cumulative voting allows the shareholder to cast a number of votes equal to the number of directors to be elected, 18, multiplied by the number of votes held by the shareholder on the Record Date. This total number of votes may be cast for one nominee or may be distributed among as many candidates as the shareholder desires.

     Pursuant to California law, no shareholder may cumulate votes for a candidate unless such candidate or candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any shareholder has given such notice, all the shareholders may cumulate their votes for the candidates who have been nominated.

     The Board of Directors does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given. In the event such notice is provided, the votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of proxyholders, in accordance with the recommendations of the Board of Directors. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

     In the election of directors, the 18 candidates receiving the highest number of votes will be elected. Broker non-votes (i.e., shares held by brokers or nominees which are represented at the meeting but with respect to which the broker or nominee is not authorized to vote on a particular proposal) and abstentions will not be counted, except for quorum purposes, and will have no effect on the election of directors. Ratification of the selection of Deloitte & Touche LLP as Commerce Corp's auditors requires the affirmative vote of a majority of all shares represented and voting at the Meeting. In determining whether the requisite shareholder approval has been received for ratification of the selection of auditors, abstentions will have the same effect as a vote against the matter and broker non-votes will be disregarded and have no effect on the outcome of the vote.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Bylaws of Commerce Corp provide that the number of directors shall not be less than 11 nor more than 21. By resolution, the Board of Directors has fixed the number of directors at 18.

     The Bylaws of Commerce Corp provide the procedure for nomination and election of the Board of Directors. This procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance with the procedures may be disregarded by the Chairman of the Meeting, and upon his instructions, the Inspector of Election shall disregard all votes cast for such nominees.

     Votes will be cast in such a way as to effect the election of all nominees or as many as possible under the rules of cumulative voting. If any nominee should become unable or unwilling to serve as a director, either (i) the proxies will be voted for such substitute nominees as shall be designated by the Board of Directors, or (ii) the number of nominees may be reduced. The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve. The 18 nominees receiving the highest number of votes at the Meeting shall be elected.

                             NOMINEES FOR DIRECTOR

     The persons named below have been nominated by the current Board of Directors for election as directors to serve until the next Annual Meeting and until their successors are duly elected and qualified. For information pertaining to stock ownership of each of the nominees, reference can be made to the "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" section of this Proxy Statement.

                                                                  PRINCIPAL OCCUPATION, BUSINESS
                                      POSITION WITH   DIRECTOR     EXPERIENCE DURING PAST FIVE
             NAME               AGE   COMMERCE CORP    SINCE       YEARS AND OTHER INFORMATION
             ----               ---   --------------  --------    ------------------------------
Frank G. Bisceglia............  54    Director          1994     Senior Vice
                                                                 President -- Investments
                                                                 Portfolio Manager at Paine
                                                                 Webber, an independent, full
                                                                 service securities firm.
James R. Blair................  55    Director          1994     President of Renco Properties,
                                                                 Inc., a real estate development
                                                                 company.
Arthur C. Carmichael, Jr. ....  59    Director          1994     Managing Director of Valley
                                                                 Global Insurance Brokers from
                                                                 May 1999 to present; and
                                                                 Chairman, Willis Corroon of San
                                                                 Jose, an insurance brokerage
                                                                 firm from April 1988 to May
                                                                 1999.
Richard L. Conniff............  53    Director,         1998     President and CEO, Heritage Bank
                                      President and              East Bay, a wholly-owned
                                      CEO of                     subsidiary of Heritage Commerce
                                      Heritage Bank              Corp, since 1998; from 1997 to
                                      East Bay                   1998, President and Chief
                                                                 Executive Officer of Acacia
                                                                 Bank, an industrial loan
                                                                 company; and from 1995 to 1997,
                                                                 Senior Vice President and Chief
                                                                 Financial Officer of South
                                                                 Valley Bancorporation.

                                                                  PRINCIPAL OCCUPATION, BUSINESS
                                      POSITION WITH   DIRECTOR     EXPERIENCE DURING PAST FIVE
             NAME               AGE   COMMERCE CORP    SINCE       YEARS AND OTHER INFORMATION
             ----               ---   --------------  --------    ------------------------------
William J. Del Biaggio,         59    Director          1994     Chairman of MED-COR Health
  Jr. ........................                                   Information Systems, Inc., a
                                                                 release of information and staff
                                                                 outsourcing company, since 1996;
                                                                 and President of Heritage
                                                                 Beverage Company, a beverage
                                                                 importer-brokerage firm, since
                                                                 1994.
Anneke Dury...................  55    Director          1994     Independent Financial Consultant
                                                                 for various Santa Clara County
                                                                 technology companies.
Tracey Enfantino..............  39    Director          1994     General Manager of Environmental
                                                                 Systems, Inc., a mechanical
                                                                 contracting company.
Glenn A. George...............  69    Director          1994     Chairman of the Board of Joseph
                                                                 George Distributor, a wine
                                                                 distribution firm.
Robert P. Gionfriddo..........  54    Director          1994     Consultant to Heritage Commerce
                                                                 Corp since July 1999; Founder/
                                                                 Director of Internet Home
                                                                 Services, DBA eHome.com since
                                                                 August 1999; Executive Vice
                                                                 President, Heritage Bank of
                                                                 Commerce from 1994 to July 1999.
P. Michael Hunt...............  56    Director          1994     President, Hunt & Associates
                                                                 Business Services, Inc., an
                                                                 employee benefits, life
                                                                 insurance and retirement
                                                                 planning firm.
John W. Larsen................  65    Director          1998     Vice President of Loan
                                                                 Supervision for U.S. Bank from
                                                                 1996 to 1997, Executive Vice
                                                                 President and Chief Credit
                                                                 Officer of California Bancshares
                                                                 from 1988 through 1996.
Louis ["Lon"] O. Normandin....  65    Director          1994     Owner and President of Normandin
                                                                 Chrysler-Plymouth Jeep.
Jack L. Peckham...............  58    Director          1994     President and CEO of Lightspeed
                                                                 Semiconductor since January
                                                                 1998; Vice President/General
                                                                 Manager of Atmel Corporation, a
                                                                 semiconductor manufacturing
                                                                 company from 1985 to 1998.
Robert W. Peters..............  60    Director          1994     Private investor in technology
                                                                 companies.
Humphrey P. Polanen...........  50    Director          1994     Chairman and CEO, Internet
                                                                 Venture Partners, since 1999;
                                                                 President and CEO, Trustworks
                                                                 Systems, an internet security
                                                                 company, from February 1998 to
                                                                 1999; General Manager, Network
                                                                 Security Products Group, Sun
                                                                 Microsystems, a computer systems
                                                                 company, from 1997 to February
                                                                 1998; and General Manager,
                                                                 Internet Commerce Group, Sun
                                                                 Microsystems, from 1995 to 1997.

                                                                  PRINCIPAL OCCUPATION, BUSINESS
                                      POSITION WITH   DIRECTOR     EXPERIENCE DURING PAST FIVE
             NAME               AGE   COMMERCE CORP    SINCE       YEARS AND OTHER INFORMATION
             ----               ---   --------------  --------    ------------------------------
John E. Rossell III...........  52    Director,         1994     President and CEO of Heritage
                                      President and              Commerce Corp since 1997; and
                                      CEO                        President and CEO of Heritage
                                                                 Bank of Commerce since 1994.
Kirk M. Rossmann..............  52    Director          1994     Chief Executive Officer of B/T
                                                                 Management Group, LLC since
                                                                 1996; and from 1975 to 1996,
                                                                 President of American Welding
                                                                 Supply, an industrial and
                                                                 electronic industrial gas
                                                                 supplier.
Brad L. Smith.................  50    Chairman,         1999     President and CEO of Heritage
                                      Director,                  Bank South Valley, a wholly
                                      President and              owned subsidiary of Heritage
                                      CEO of                     Commerce Corp, since January
                                      Heritage Bank              2000; President of South Valley
                                      South Valley               branch of Heritage Bank of
                                                                 Commerce during 1999; and
                                                                 President and Chief Executive
                                                                 Officer of South Valley National
                                                                 Bank from 1985 through 1998.

     There are no family relationships among any of Commerce Corp's Executive Officers, Directors or Director nominees.

     No director or nominee chosen by the Board of Directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or subject to the requirements of
Section 15(d) of such Act or of any company registered as an investment company under the Investment Company Act of 1940.

                      EXECUTIVE OFFICERS OF COMMERCE CORP

     Set forth below is certain information with respect to the Executive Officers of Commerce Corp.

                NAME                   AGE                 POSITION                 OFFICER SINCE
                ----                   ---                 --------                 -------------
John E. Rossell III..................  52    President and Chief Executive            1994
                                             Officer/ Heritage Bank of Commerce
Richard L. Conniff...................  53    President and Chief Executive            1998
                                             Officer/ Heritage Bank East Bay
Kenneth A. Corsello..................  49    Executive Vice President and Chief       1995
                                             Credit Officer
Lawrence D. McGovern.................  45    Executive Vice President and Chief       1998
                                             Financial Officer
Kenneth B. Silveira..................  55    Executive Vice President/ Operations     1994
                                             and Administration
Brad L. Smith........................  50    President and Chief Executive            1999
                                             Officer/ Heritage Bank South Valley

     For each officer who became an officer of Heritage Bank of Commerce before the inception of the Company in 1997, the date shown is the officer's commencement date as an officer of Heritage Bank of Commerce. A brief summary of the background and business experience of the Executive Officers of the Company who have not previously been described is set forth below:

     Kenneth A. Corsello has served as an Executive Vice President since 1996 and as Chief Credit Officer of Heritage Bank of Commerce since 1995, and of Heritage Commerce Corp since 1998. From 1994 to 1995, Mr. Corsello served as Senior Vice President/Credit Administrator with Cupertino National Bank, and from 1990 to 1994, as a Department Head with the Federal Deposit Insurance Corporation.

     Lawrence D. McGovern has served as Executive Vice President and Chief Financial Officer of Heritage Commerce Corp since July 1998. From August 1997 to June 1998, Mr. McGovern served as an independent financial analyst for several companies. From 1995 to 1997, Mr. McGovern served as Chief Financial Officer of Business & Professional Bank and from 1994 to 1995, as Chief Financial Officer of Capitol Bank.

     Kenneth B. Silveira has served as Executive Vice President/Operations and Administration of Heritage Bank of Commerce since December 1997 and of Heritage Commerce Corp since 1998. He served as Senior Vice President/Operations and Administration of Heritage Bank of Commerce from 1994 to 1997. From 1965 to 1993 Mr. Silveira served as Vice President and Branch Manager, as Secretary of the Corporate Pricing Committee, and as Division Controller at Bank of America.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of the Record Date pertaining to beneficial ownership of Commerce Corp's common stock (the sole class of stock outstanding) by persons known to Commerce Corp to own five percent or more of Commerce Corp's common stock, current directors of Commerce Corp, nominees to be elected to the Board of Directors, and all directors and officers(1) of Commerce Corp as a group. This information has been obtained from Commerce Corp's records, or from information furnished directly by the individual or entity to Commerce Corp.

     For purposes of the following table, shares issuable pursuant to stock options which may be exercised within 60 days of the Record Date are deemed to be issued and outstanding and have been treated as outstanding in determining the amount and nature of beneficial ownership and in calculating the percentage of ownership of those individuals possessing such interest, but not for any other individuals. Thus, the total number of shares considered to be outstanding for the purposes of this table may vary depending upon the individual's particular circumstance.

                                                                SHARES                         PERCENT
                                      RELATIONSHIP WITH   BENEFICIALLY OWNED    EXERCISABLE    OF CLASS
    NAME OF BENEFICIAL OWNER(1)        COMMERCE CORP.          (2), (3)           OPTIONS        (3)
    ---------------------------      -------------------  ------------------    -----------    --------
Frank G. Bisceglia.................  Director                   112,102(4)         34,861         1.6%
James R. Blair.....................  Director                    56,347(5)         29,143         0.8
Arthur C. Carmichael, Jr...........  Director                    79,189(6)         29,143         1.1
Richard L. Conniff.................  Director                    39,695(7)         32,175         0.6
William J. Del Biaggio, Jr.........  Director                   168,615(8)         34,861         2.4
Anneke Dury........................  Director                    40,929(9)         30,461         0.6
Tracey A. Enfantino................  Director                    48,555(10)        29,143         0.7
Glenn A. George....................  Director                   122,814(11)        13,506         1.7
Robert P. Gionfriddo...............  Director                   235,177(12)       135,780         3.3
P. Michael Hunt....................  Director                    70,914(13)        29,143         1.0
John W. Larsen.....................  Director                    14,571(14)         7,971         0.2
Louis ("Lon") O. Normandin.........  Director                   140,146(15)        29,143         2.0
Jack L. Peckham....................  Director                   200,660(16)        29,143         2.8
Robert W. Peters...................  Director                   169,386(17)         3,300         2.4
Humphrey P. Polanen................  Director                    68,592(18)        34,861         1.0
John E. Rossell III................  President,                 162,763(19)       157,781         2.3
                                     Chief Executive
                                     Officer & Director
Kirk M. Rossmann...................  Director                    81,805(20)        29,143         1.2
Brad L. Smith......................  Chairman & Director         41,570(21)        34,237         0.6
All directors and executive
  officers as a group (21 in
  number*).........................                           1,972,838           809,827        25.1%

---------------
(1)As used throughout this Proxy Statement, the terms "Officer" and "Executive Officer" refer to the President and Chief Executive Officer of Heritage Bank of Commerce, Heritage Bank East Bay, and Heritage Bank South Valley; the Executive Vice President and Chief Credit Officer; the Executive Vice President/Operations and Administration; and the Executive Vice President and Chief Financial Officer.

---------------
  * Included in the total, but not individually listed, are three executive officers, whose combined beneficial ownership totals 119,008 shares and exercisable options (which equals approximately 1.7 percent of class).

 (1) The address for all persons is c/o Heritage Commerce Corp, 150 Almaden Boulevard, San Jose, California, 95113.

 (2) Subject to applicable community property laws and shared voting and investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted. Listed amounts reflect (i) a ten percent stock dividend which was paid on February 26, 1996 to shareholders of record as of February 5, 1996, (ii) a five percent stock dividend which was paid on February 26, 1997 to shareholders of record as of February 5, 1997, (iii) a three for two stock split which was paid on August 15, 1997 to shareholders of record as of August 1, 1997,
     (iv) a three for two stock split which was paid on February 19, 1999 to shareholders of record as of February 5, 1999, and (v) a ten percent stock dividend paid on February 21, 2000 to shareholders of record as of February 7, 2000.

 (3) Includes shares beneficially owned (including options exercisable within 60 days of the Record Date, as shown in the "Exercisable Options" column), both directly and indirectly together with associates.

 (4) Includes 4,286 shares held as trustee of the Edith Lico Simoni Trust, 6,392 shares as custodian for Thomas J. Bisceglia and 6,392 shares as custodian for Laura M. Bisceglia under the Uniform Gift to Minors Act, 50,024 shares as one of two trustees of the Bisceglia Family Trust, and 10,147 shares held in a personal Individual Retirement Account.

 (5) Includes 13,252 shares held in a personal Individual Retirement Account, 12,952 shares held as trustee for the Blair Family Trust, and 1,000 shares held in the Blair Family Investments LLC.

 (6) Includes 41,915 shares held in a personal Individual Retirement Account, 5,535 shares held as trustee of the Arthur and Jean Carmichael Living Trust, 1,298 shares held as trustee for Jennifer M. Carmichael, and 1,298 shares held as trustee for Arthur C. Carmichael, III.

 (7) Includes 6,563 shares held in a personal individual retirement account, and 957 shares held by his wife Sandra Conniff, in a personal individual retirement account.

 (8) Includes 68,268 shares held in a personal Individual Retirement Account, 59,770 shares as one of two trustees of the Del Biaggio Family Trust, and 5,716 shares held in the name of Helen N. Del Biaggio, his wife.

 (9) Includes 6,068 shares held in a personal Individual Retirement Account.

(10) Includes 17,986 shares held in the Environmental Systems, Inc. of California Profit Sharing Plan, of which she is one of three trustees.

(11) Includes 86,406 shares held as one of two trustees for the George and Noelle Trust, 21,863 shares held in personal Individual Retirement Accounts, and 1,039 shares held by Joseph George Distributor, Inc., of which he is Chairman of the Board.

(12) Includes 60,290 shares held in a personal Individual Retirement Account.

(13) Includes 19,556 shares held in a personal Individual Retirement Account and 22,215 shares held in the Hunt Family Trust.

(14) Includes 6,600 shares held as one of two trustees for the Larsen Family Trust.

(15) Includes 111,003 shares as trustee of the Louis and Margaret Normandin
     Trust.

(16) Includes 171,517 shares as one of two trustees for the Peckham Revocable Trust.

(17) Includes 166,086 shares as one of two trustees for the Robert and Carolyn Peters Trust.

(18) Includes 11,381 shares held in a personal Individual Retirement Account, and 623 shares held by Azieb Nicodimos, his wife.

(19) Includes 4,339 shares held in a personal Individual Retirement Account.

(20) Includes 28,584 shares held in a personal Individual Retirement Account, 5,500 shares as trustee for Rossmann Family Trust, and 4,286 shares held as custodian for Ty Rossmann under the Uniform Gift to Minors Act.

(21) Includes 7,333 shares held in a personal Individual Retirement Account.

                           INDEBTEDNESS OF MANAGEMENT

     Some of Commerce Corp's directors and executive officers, as well as their immediate family and associates, are customers of, and have had banking transactions with, the banking subsidiaries of Commerce Corp (i.e., Heritage Bank of Commerce, Heritage Bank East Bay and Heritage Bank South Valley, collectively referred to herein as the "Banks") in the ordinary course of business, and the Banks expect to have such ordinary banking transactions with these persons in the future. In the opinion of management of Commerce Corp and the Banks, all loans and commitments to lend included in such transactions were made in the ordinary course of business on the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness, and do not involve more than the normal risk of collectability or present other unfavorable features. Loans to individual directors and officers must comply with the Banks' lending policies and statutory lending limits. In addition, prior approval of the Banks' Boards of Directors is required for all such loans.

                      COMMITTEES OF THE BOARD OF DIRECTORS
                           OF HERITAGE COMMERCE CORP

                                AUDIT COMMITTEE

     The members of the Audit Committee are Humphrey P. Polanen, Committee Chairman, Tracey A. Enfantino, P. Michael Hunt, John W. Larsen, Louis ("Lon") O. Normandin, Jack L. Peckham and Robert W. Peters.

     The principal duties of the Audit Committee are the following: (i) recommend the firm of independent certified public accountants for appointment by the Board; (ii) meet with the independent certified public accountants to review and approve the scope of their audit engagement and the fees related to such work; (iii) meet with Commerce Corp's financial management, internal audit management and independent certified public accountants to review matters relating to internal accounting controls, the internal audit program, accounting practices and procedures and other matters relating to the financial condition of Commerce Corp and its subsidiaries; and (iv) periodically report to the Board any conclusions or recommendations that the Audit Committee may have with respect to such matters. The Audit Committee met four times during 1999.

                        PERSONNEL AND PLANNING COMMITTEE

     The members of the Personnel and Planning Committee are Robert W. Peters, Committee Chairman, Frank G. Bisceglia, Arthur C. Carmichael, Jr., Richard L. Conniff, William Del Biaggio, Jr., Tracey A. Enfantino, P. Michael Hunt, Jack L. Peckham, and John E. Rossell III.

     The principal duties of the Personnel and Planning Committee are (i) the selection, recruitment and performance evaluation of executive personnel; (ii) making recommendations to the Board regarding the salary, benefits and incentive compensation to be paid to executive officers of the Company and its subsidiary banks; (iii) the development of corporate-wide compensation and benefits policies; (iv) the development of the Company's personnel policies; (v) the Company's compliance with laws and regulations pertaining to personnel, compensation and employment matters; (vi) the development and presentation to the Board for approval of the Company's mission statement and strategic plan;
(vii) the development of employee training and internal communications programs; and (viii) in cooperation with the Company's Loan Committee, the development of social responsibility programs and policies, including, but not limited to, policies designed to ensure the Company's compliance with all state and federal laws and regulations pertaining to equal employment opportunity, equal credit opportunity and the Company's efforts to meet the credit needs of the communities in which the Company and its subsidiaries do business. The Personnel and Planning Committee met five times during 1999.

                                 LOAN COMMITTEE

     The members of the Loan Committee are Frank G. Bisceglia, Committee Chairman, James R. Blair, Arthur C. Carmichael, Jr., William J. Del Biaggio, Jr., Glenn A. George, Robert P. Gionfriddo, Louis O. ("Lon") Normandin, Robert
W. Peters, and Kirk M. Rossmann. The Loan Committee is responsible for the approval and supervision of loans and the development of the Company's loan policies and procedures. The Loan Committee met twenty-eight times during 1999.

                        FINANCE AND INVESTMENT COMMITTEE

     The members of the Finance and Investment Committee are Anneke Dury, Committee Chairwoman, Frank G. Bisceglia, James R. Blair, Richard L. Conniff, William J. Del Biaggio, Jr., Robert P. Gionfriddo, Robert W. Peters and John E. Rossell, III.

     The Finance and Investment Committee is responsible for the development of policies and procedures related to liquidity and asset-liability management, supervision of the Company's investments and preparation of the Company's annual budget. The Finance and Investment Committee met twelve times during 1999.

     The Company and its subsidiary Banks do not have executive or nominating committees. The Board of Directors performs the functions of these committees.

     During 1999, the Company's Board of Directors held eleven regular meetings and four special meetings. Except for James R. Blair, Arthur C. Carmichael, Jr., Humphrey P. Polanen, and Kirk M. Rossmann, each director attended at least 75 percent of the aggregate of: (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings of board committees on which that director served.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires Commerce Corp's directors and executive officers, and persons who own more than ten percent of a registered class of Commerce Corp's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Commerce Corp. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish Commerce Corp with copies of all Section 16(a) forms they file.

     To Commerce Corp's knowledge, based solely on review of the copies of such reports furnished to Commerce Corp and written representations that no other reports were required, during the year ended December 31, 1999 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     During 1999 Commerce Corp paid a director, William J. Del Biaggio, Jr., $65,000 in connection with the terms of a consulting agreement pursuant to which Mr. Del Biaggio assisted with business development activities for Commerce Corp's subsidiary banks.

     On July 12, 1999 Commerce Corp entered into a twelve-month consulting contract with former executive officer Robert P. Gionfriddo. Pursuant to the terms of the contract, Mr. Gionfriddo receives $13,300 per month as a business development consultant.

     There are no other existing or proposed material transactions between Commerce Corp and any of Commerce Corp's directors, executive officers, nominees for election as a director, or the immediate family or associates of any of the foregoing persons.

                               CHANGE IN CONTROL

     Management is not aware of any arrangements, including the pledge by any person of shares of Commerce Corp, the operation of which may at a subsequent date result in a change in control of Commerce Corp.

                             EXECUTIVE COMPENSATION

     The following information is furnished with respect to each executive officer of the Company whose aggregate cash compensation during 1999 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION                    LONG TERM COMPENSATION
                                ---------------------------------------------   -------------------------------
                                                                                       AWARDS
                                                                                ---------------------   PAYOUTS
                                                                                RESTRICTED              -------
                                                               OTHER ANNUAL       STOCK      OPTIONS/    LTIP        ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR   SALARY(1)   BONUS(1)   COMPENSATION(2)     AWARDS       SARS     PAYOUTS   COMPENSATION(3)
 ---------------------------    ----   ---------   --------   ---------------   ----------   --------   -------   ---------------
John E. Rossell...............  1999   $175,000    $71,600        $ 9,000           --         3,300       --              --
  President and CEO             1998    162,500     44,000         11,287           --         6,600       --              --
  Heritage Bank of Commerce     1997    150,000     42,000          8,550           --         4,950       --              --
Robert P. Gionfriddo (4)......  1999   $ 71,150    $50,000        $ 5,275           --         3,300       --         $60,000
  Executive Vice President      1998    135,000     42,900         11,576           --         6,600       --          20,000
                                1997    127,500     41,850          9,042           --         4,950       --          20,000
Richard L. Conniff............  1999   $132,000    $38,500        $ 6,000           --         3,300       --              --
  President and CEO             1998     84,000         --          4,000           --        56,100       --              --
  Heritage Bank East Bay
Kenneth A. Corsello...........  1999   $101,000    $35,200        $ 7,623           --            --       --              --
  Executive Vice President/     1998    100,000     18,000          7,623           --            --       --              --
  Chief Credit Officer          1997     95,229     23,257          7,469           --            --       --              --
Lawrence D. McGovern..........  1999   $128,000    $24,300        $29,942           --            --       --              --
  Executive Vice President/     1998     57,300         --         16,587           --        49,500       --              --
  Chief Financial Officer
Kenneth B. Silveira...........  1999   $ 85,500    $27,500        $ 4,800           --            --       --              --
  Executive Vice President/     1998     81,300     14,252          4,800           --            --       --              --
  Operations and..............  1997     77,000     13,251          5,392           --         1,650       --              --
  Administration
Brad L. Smith.................  1999   $175,000    $ 6,600        $ 6,000           --         3,300       --              --
  President and CEO             1998         --         --             --           --        82,500       --              --
  Heritage Bank South Valley

---------------
(1) Amounts shown include cash and non-cash compensation earned and received by executive officers.

(2) Amounts include an automobile allowance pursuant to the terms of each executive officer's employment, payments for unused vacation, and moving expenses paid.

(3) Amounts shown are contractual obligations paid to Mr. Gionfriddo based on compensation agreements reached with Commerce Corp in previous years.

(4) Mr. Gionfriddo's employment as Executive Vice President and Chief Business Development Officer ceased in July 1999. Commerce Corp and Mr. Gionfriddo entered into a twelve-month contract on July 12, 1999 pursuant to which Mr. Gionfriddo acts as a business development consultant for Commerce Corp.

     Commerce Corp pays the cost of premiums on life insurance policies insuring all employees, including executive officers, in amounts approximately two times their annual salaries. The policies are payable to the officer's designated beneficiary(ies). In addition, Commerce Corp provides certain incidental personal benefits to executive officers. The incremental cost to Commerce Corp of providing such benefits to the executive officers named above did not, for the fiscal year ended December 31, 1999, exceed ten percent of the compensation to such officers.

                               STOCK OPTION PLAN

     In 1994 the Board of Directors adopted the Heritage Bank of Commerce 1994 Tandem Stock Option Plan ("Plan") in order to promote the long-term success of the Bank and the creation of shareholder value. In 1998 the Plan was restated and adopted by Commerce Corp as the successor corporation to Heritage Bank of Commerce. The Plan authorizes Commerce Corp to grant stock options to officers, employees and directors of Commerce Corp and its affiliates.

     The following table shows options granted in 1999 to executive officers named in the Summary Compensation Table. The grant date present value dollar amount was computed in accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation."

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                     INDIVIDUAL GRANTS
                                                -----------------------------------------------------------
                                                           % OF TOTAL
                                                            OPTIONS
                                                           GRANTED TO    EXERCISE
                                                          EMPLOYEES IN   OR BASE                 GRANT DATE
                                                OPTIONS      FISCAL       PRICE     EXPIRATION    PRESENT
                     NAME                       GRANTED       YEAR        ($/SH)       DATE      VALUE $(1)
                     ----                       -------   ------------   --------   ----------   ----------
John E. Rossell...............................   3,300        3.5         $14.09     12/16/09     $26,000
  President and CEO
  Heritage Bank of Commerce
Richard L. Conniff............................   3,300        3.5         $14.09     12/16/09     $26,000
  President and CEO
  Heritage Bank East Bay
Robert P. Gionfriddo..........................   3,300        3.5         $14.09     12/16/09     $26,000
  Director
Brad L. Smith.................................   3,300        3.5         $14.09     12/16/09     $26,000
  President and CEO
  Heritage Bank South Valley

---------------
(1) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was used to estimate the Grant Date Present Value assuming (i) an expected volatility of 39%; (ii) a risk-free interest rate of 5.5%; and (iii) an option term of 7 years. This is a theoretical value for stock options. The actual value of the options will depend on the market value of Common Stock when the options are exercised.

     The following table delineates options exercised by executive officers named in the Summary Compensation Table and the values of unexercised options at December 31, 1999:

 AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                                               VALUE OF
                                                                         NUMBER OF            UNEXERCISED
                                                                    UNEXERCISED OPTIONS      IN-THE-MONEY
                                                                        AT YEAR END       OPTIONS AT YEAR END
                                                                    -------------------   -------------------
                                   SHARES ACQUIRED      VALUE          EXERCISABLE/          EXERCISABLE/
              NAME                 ON EXERCISE (#)   REALIZED ($)      UNEXERCISABLE         UNEXERCISABLE
              ----                 ---------------   ------------   -------------------   -------------------
John E. Rossell..................          --                --          157,781/ --        $1,648,000/   --
Richard L. Conniff...............          --                --        29,700/29,700       $ 125,000/153,000
Kenneth A. Corsello..............          --                --        47,018/ 1,057       $ 499,000/ 10,000
Robert P. Gionfriddo.............      22,000          $327,250          135,781/ --        $1,405,000/   --
Lawrence D. McGovern.............          --                --        19,800/29,700       $ 102,000/153,000
Kenneth B. Silveira..............          --                --        42,465/ 1,544       $ 458,000/ 11,000
Brad L. Smith....................          --                --        23,925/61,875      $   59,000/173,000

401(K) PLAN

     The Board of Directors has established an employee benefit plan under
Section 401(k) of the Internal Revenue Code of 1986. The purpose of the employee plan is to encourage employees to save for retirement. Eligible employees may make contributions to the plan subject to the limitations of Section 401(k) of the Internal Revenue Code of 1986. Commerce Corp does not presently provide any matching contributions to the Plan. The Plan trustees administer the Plan.

EMPLOYEE STOCK OWNERSHIP PLAN

     In 1997, Heritage Bank of Commerce initiated an employee stock ownership plan ("Stock Ownership Plan"). The Stock Ownership Plan was subsequently adopted by Commerce Corp as the successor corporation to Heritage Bank of Commerce. The Stock Ownership Plan allows Commerce Corp, at its option, to purchase shares of Commerce Corp Common Stock on the open market and award those shares to certain employees in lieu of paying cash bonuses. To be eligible to receive an award of shares under the Stock Ownership Plan, an employee must have worked at least 1,000 hours during the year and must be employed by the Bank on December 31. Awards under the Stock Ownership Plan generally vest over four years. During 1999, Commerce Corp contributed $250,000 to the Stock Ownership Plan, with contributions to John E. Rossell III, Richard L. Conniff, Kenneth A. Corsello, Lawrence D. McGovern, Kenneth B. Silveira, and Brad L. Smith totaling $6,600, $5,500, $4,200, $5,300, $3,500, and $6,600, respectively. These amounts are included in the Summary Compensation Table in the column entitled "Bonus."

EMPLOYMENT CONTRACTS

     John E. Rossell III, Commerce Corp's President and CEO, is employed under the terms of a written three-year employment contract dated January 1, 1999 which, among other terms, provides for the following: combined wages of $175,000 per year, with an annual review for salary increase; bonuses based upon the performance of the Company, awarded in the sole discretion of the Board of Directors; a car allowance; insurance; and severance compensation and benefits in the event Commerce Corp terminates Mr. Rossell's employment without cause.

     Richard L. Conniff, Heritage Bank East Bay President and CEO, is employed under the terms of a written three-year employment contract dated January 1, 1999 which provides for the following as of December 31, 1999: base salary of $150,000 per year; bonuses paid based upon the performance of Commerce Corp awarded in the sole discretion of the Board of Directors; a car allowance; insurance; and severance compensation benefits in the event Commerce Corp terminates Mr. Conniff's employment without cause.

     Lawrence D. McGovern, Commerce Corp's Executive Vice President and Chief Financial Officer, is employed under the terms of a written three-year employment contract dated July 16, 1998 which provides for the following as of December 31, 1999: base salary of $135,000 per year; bonuses paid based upon the performance of Commerce Corp awarded in the sole discretion of the Board of Directors; a car allowance; insurance; and severance compensation benefits in the event Commerce Corp terminates Mr. McGovern's employment without cause.

     Brad L. Smith, President and CEO of Heritage Bank South Valley, and Chairman of the Board of Heritage Commerce Corp is employed under the terms of a written three-year employment contract dated January 1, 1999 which provides for the following as of December 31, 1999: base salary of $175,000 per year; bonuses paid based upon the performance of Commerce Corp awarded in the sole discretion of the Board of Directors; a car allowance; insurance; and severance compensation benefits in the event Commerce Corp terminates Mr. Smith's employment without cause.

SUPPLEMENTARY RETIREMENT PLAN FOR DIRECTORS, INCLUDING EXECUTIVE OFFICERS

     During 1999, the Company converted its existing nonqualified key executive officer and director defined contribution retirement and death benefit plan to a defined benefit plan ("Plan"). The Plan is unsecured and unfunded and there are no Plan assets. The Company has purchased insurance on the lives of the directors and executive officers who participate in the Plan and intends to use the cash values of those policies ($9,273,000 and $5,399,000 at December 31, 1999 and 1998, respectively) to pay the retirement obligations that accrue pursuant to the Plan. The Company's total accrued pension obligation was $395,000 and $55,000 as of December 31, 1999 and 1998, respectively. The formula by which benefits are determined for the executive officers and directors who participate in the Plan is based on a combination of the individual's position within the Company, their age at the time when their retirement benefits become fully vested, and the amount of their benefits available under the previous plan. The estimated annual benefits payable upon retirement at normal retirement age for John E. Rossell III, Richard L. Conniff, Kenneth A. Corsello, Robert P. Gionfriddo, Lawrence D. McGovern, Kenneth B. Silveira, and Brad L. Smith are $108,000, $48,000, $48,000, $78,000, $68,000, $24,000, and $92,000,
respectively. The death benefit for participants in the Plan is an endorsement to the individual's beneficiaries of 80% of the net-at-risk insurance amount (i.e., the amount of the death benefit in excess of the cash value of the underlying insurance policy).

DIRECTOR FEES AND DIRECTOR FEE DEFERRAL PLAN

     During 1999, Commerce Corp paid retainers of $1,250 per month each to two directors for their services during 1999, for a total of $30,000. In June 1997, the Board approved a director compensation program, effective July 1, 1997, that extended a plan previously adopted by the Board to include all non-executive officer directors. The plan allocates fees among participating directors, based on the extent and nature of each director's committee memberships, attendance, and/or that director's chairmanship of one of the various committees of the Board. The total annual cost of the program for 1999 was approximately $130,000.

     An option of the director compensation program is the deferral of fees ("Deferral Plan"). Under the Deferral Plan, a participating director may defer up to 100% of their board fees into the Deferral Plan for up to ten years from the date of the first deferral. Amounts deferred earn interest at the rate of 8% per annum. The director may elect a distribution schedule of up to ten years, with interest accruing (at the same 8%) on the declining balance. A participating director is eligible to begin receiving benefits upon retirement.

     Commerce Corp has purchased life insurance policies on the lives of directors who have agreed to participate in the Deferral Plan. It is expected that the earnings on these policies will offset the cost of the program. In addition, Commerce Corp will receive death benefit payments upon the death of the director. The proceeds will permit Commerce Corp to "complete" the Deferral Plan as the director originally intended if the director dies prior to the completion of the Deferral Plan. The disbursement of deferred fees is accelerated at death and commences one month after the director dies.

     In the event of the director's disability prior to attainment of his benefit eligibility date, the director may request that the Board permit him to receive an immediate disability benefit equal to the annualized value of the director's deferral account.

     To date, nine of the directors have elected to defer their fees. For the years 1997, 1998, and 1999, Commerce Corp accrued expenses of $70,000 and $134,000, and $42,000 respectively, to account for its obligation to pay deferred fees.

COMPENSATION COMMITTEE REPORT

     The Personnel and Planning Committee, acting as a compensation committee in accordance with applicable requirements, has provided the following report to the Board of Directors of Commerce Corp.

REPORT ON SENIOR EXECUTIVE COMPENSATION BY THE PERSONNEL AND PLANNING COMMITTEE OF THE BOARD OF DIRECTORS

     The Report of the Personnel and Planning Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Commerce Corp specifically incorporates the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

     Commerce Corp's general compensation strategy for senior executive officers is to pay annual and long term compensation which is competitive with executives in similar positions at peer group companies, taking into appropriate account Commerce Corp's forward progress, its overall financial condition and its performance relative to companies in similar circumstances. In determining compensation levels, Commerce Corp obtains salary survey information regarding executive salary levels for comparable companies through many sources, including banking industry associates and independent compensation consultants. Additionally, Commerce Corp ties incentive compensation levels to financial performance goals of Commerce Corp.

     The compensation policy of Commerce Corp is designed to attract and retain highly qualified personnel and to provide meaningful incentives for measurable performance. The components of executive compensation include base salary, an incentive bonus plan, non-plan bonuses, stock options and a supplemental executive retirement plan.

     Commerce Corp's senior executive compensation is determined by the Personnel and Planning Committee of the Board of Directors and by the Board itself. The Committee meets a minimum of four times per year. Salaries and other compensation are reviewed annually. Any significant increases or other changes to compensation or benefits are approved by the Board of Directors. Incentive bonus awards are determined by the Committee in January or February and recommended to the full Board for immediate action. Stock options are generally awarded in June or July. Compensation for a newly hired executive may be established by the Committee at a special meeting.

     In its discretion, Commerce Corp pays annual incentive bonuses to its senior executives after receiving a recommendation to do so by the Personnel and Planning Committee of the Board. The decision to pay, and the amount of payment, is based upon an assessment of the institution's performance in the context of the plan and with reference to the executive's base wages, as well as to peer group patterns.

                                          HERITAGE COMMERCE CORP DIRECTORS
                                          PERSONNEL AND PLANNING COMMITTEE

                                          /s/  Frank Bisceglia
                                             Arthur C. Carmichael, Jr.
                                             Richard L. Conniff
                                             William J. Del Biaggio, Jr.
                                             Tracey A. Enfantino
                                             P. Michael Hunt
                                             Jack L. Peckham
                                             Robert W. Peters, Chairman
                                             John E. Rossell III

PERFORMANCE GRAPH

     The following graph compares the stock performance of Heritage Bank of Commerce from December 31, 1994 to January 31, 1998 and of Commerce Corp from February 1, 1998 to December 31, 1999, to the performance of several specific industry indices. For the Company's 1998 proxy statement, the performance of the S&P 500 and S&P Regional Bank indices were used as comparisons to the Company's stock performance. Management believes that a performance comparison to the Nasdaq Stock Index and the Nasdaq Bank Stocks provide meaningful information and has therefore included those comparisons in the following graph.

                HERITAGE COMMERCE CORP STOCK PRICE PERFORMANCE*

                                  NASDAQ STOCK         NASDAQ BANK          HERITAGE
                                     MARKET              STOCKS           COMMERCE CORP         S & P 500       S & P BANK PROXY
                                  ------------         -----------        -------------         ---------       ----------------
12/31/94                             100.00              100.00              100.00              100.00              100.00
12/31/95                             141.33              149.00              108.67              137.58              157.46
12/31/96                             173.89              196.73              137.44              169.17              215.15
12/31/97                             213.07              329.39              285.96              225.60              323.15
12/31/98                             300.25              327.11              363.95              290.08              357.44
12/31/99                             542.43              314.42              416.08              351.12              306.69

---------------
* Results shown on the graph are not necessarily indicative of future performance

                             SIGNIFICANT LITIGATION

     To the best of the Company's knowledge, there are no pending or threatened legal proceedings to which the Company is a party, which may have a materially adverse effect on the Company's financial condition, results of operations or cash flows.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF ELECTION OF EACH OF THE NOMINEES. YOU ARE URGED TO VOTE FOR PROPOSAL 1: TO ELECT THE EIGHTEEN NOMINEES SET FORTH HEREIN TO SERVE UNTIL THE NEXT ANNUAL MEETING OF THE SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND
QUALIFIED: FRANK G. BISCEGLIA, JAMES R. BLAIR, ARTHUR C. CARMICHAEL, JR., RICHARD L. CONNIFF, WILLIAM J. DEL BIAGGIO, JR., ANNEKE DURY, TRACEY A. ENFANTINO, GLENN A. GEORGE, ROBERT P. GIONFRIDDO, P. MICHAEL HUNT, JOHN W. LARSEN, LOUIS ("LON") O. NORMANDIN,

JACK L. PECKHAM, ROBERT W. PETERS, HUMPHREY P. POLANEN, JOHN E. ROSSELL III, KIRK M. ROSSMANN AND BRAD L. SMITH. IF NO INSTRUCTION IS GIVEN, THE BOARD OF DIRECTORS INTENDS TO VOTE FOR EACH NOMINEE LISTED.

                                   PROPOSAL 2

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     At the 2000 Annual Meeting of Shareholders, the following resolution will be subject to ratification by a simple majority vote of the shares represented at the meeting:

     RESOLVED, that the selection of Deloitte & Touche LLP as the independent certified public accountants of Heritage Commerce Corp for the fiscal year ending December 31, 2000 is hereby ratified.

     If ratification is not achieved, the selection of an independent certified public accountant will be reconsidered and made by the Board of Directors. Even if the selection is ratified, the Board of Directors reserves the right and, in its discretion, may direct the appointment of any other independent certified public accounting firm at any time if the Board decides that such a change would be in the best interests of the Corporation and its shareholders.

     The services provided Deloitte & Touche LLP include the examination and reporting of the financial status of Commerce Corp. These services have been furnished at customary rates and terms. There are no existing direct or indirect agreements or understandings that fix a limit on current or future fees for these audit services.

     A representative of Deloitte & Touche LLP is expected to attend the 2000 Annual Meeting of Shareholders. The representative will have the opportunity to make a statement, if desired, and is expected to be available to respond to shareholder inquiries.

                                 OTHER BUSINESS

     If any matters not referred to in this Proxy Statement come before the meeting, including matters incident to the conduct of the meeting, the proxy holders will vote the shares represented by proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting and, as of the date of the preparation of this Proxy Statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.

                             SHAREHOLDER PROPOSALS

     Under certain circumstances, shareholders are entitled to present proposals at shareholders' meetings, provided that the proposal is presented in a timely manner and in a form that complies with applicable regulations. Any shareholder proposals intended to be presented for consideration at the 2001 Annual Meeting of Shareholders, and to be included in Commerce Corp's Proxy Statement for that meeting, must be received by Commerce Corp no later than December 14, 2000 in a form that complies with applicable regulations. Shareholder proposals may not be included in the Proxy Statement for the 2001 Annual Meeting or presented at the shareholder meeting unless certain conditions are met. Shareholder proposals are subject to regulation under Federal securities laws.

                                          HERITAGE COMMERCE CORP

                                          /s/ Rebecca A. Levey
                                          Rebecca A. Levey
                                          Corporate Secretary
San Jose, California
April 12, 2000

                    Revocable Proxy - HERITAGE COMMERCE CORP

Solicited by The Board of Directors for the Annual Meeting of Shareholders

The undersigned shareholder of Heritage Commerce Corp ("Commerce Corp") hereby nominates, constitutes and appoints Brad L. Smith, John E. Rossell III and William J. Del Biaggio, Jr. and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders of the Company to be held at the Company's offices, 150 Almaden Boulevard, San Jose, California, on May 18, 2000 at 3:30 p.m. and any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if present, as follows:

1. To elect as directors the nominees set forth below:

[ ]    FOR all nominees listed (except as marked to the contrary below).
[ ]    WITHHOLD AUTHORITY to vote for all nominees listed below.

Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below:

        Frank G. Bisceglia
        James R. Blair
        Arthur C. Carmichael, Jr.
        Richard L. Conniff
        William J. Del Biaggio, Jr.
        Anneke Dury
        Tracey A. Enfantino
        Glenn A. George
        Robert P. Gionfriddo
        P. Michael Hunt
        John W. Larsen
        Louis O. ("Lon") Normandin
        Jack L. Peckham
        Robert W. Peters
        Humphrey P. Polanen
        John E. Rossell III
        Kirk M. Rossmann
        Brad L. Smith

2. To ratify the Board of Directors' selection of Deloitte & Touche LLP, independent certified public accountants, to serve as the Company's auditors for the fiscal year ending December 31, 2000.

[ ] FOR ratification of Deloitte & Touche LLP as Commerce Corp's auditors.
[ ] AGAINST ratification of Deloitte & Touche LLP as Commerce Corp's auditors.
[ ] ABSTAIN.

3. To consider and transact such other business as may properly be brought before the meeting.

        This Proxy will be voted as directed by the Shareholder or, if no instructions are given by the Shareholder, the Proxy Holders will vote "FOR" each of the foregoing proposals.

        If any other business is presented at said meeting, this Proxy shall be voted in accordance with the recommendations of the Board of Directors.

        When signing as attorney, executor, officer, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign. I / we do [ ] do not [ ] expect to attend this meeting.

                                              ----------------------------------
                                                        NUMBER OF SHARES

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.


                 Dated:                                 , 2000.
                        --------------------------------

                        --------------------------------
                          SIGNATURE OF SHAREHOLDER (S)

                        --------------------------------
                                  (PRINT NAME)

                        --------------------------------
                          SIGNATURE OF SHAREHOLDER (S)

                        --------------------------------
                                  (PRINT NAME)